United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  January 24, 2008
                                                         -----------------


                              NORTH VALLEY BANCORP
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


            0-10652                                     94-2751350
   ------------------------                  ---------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)


                  300 Park Marina Circle, Redding, CA     96001
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         On December 31, 2007, the Registrant (North Valley Bancorp) executed the North Valley Bancorp Salary Continuation Plan (Amended and Restated Effective January 1, 2007) (the "Amended and Restated Plan"). A copy of the Amended and Restated Plan, including Exhibit 1 thereto (indicating the names of the participating executives and their respective vesting schedules and benefits), was filed as Exhibit 99.146 to the Registrant's Current Report on Form 8-K filed with the Commission on January 4, 2008. On January 24, 2008, based on recommendations made by the Chief Executive Officer and the Compensation Committee of the Registrant, the Board of Directors of the Registrant increased the benefits payable upon retirement (both normal and early retirement) to Scott R. Louis, Executive Vice President and Chief Operating Officer, and Roger D. Nash, Executive Vice President and Chief Credit Officer. As a result, both Messrs. Louis and Nash are now eligible to receive benefit payments of $50,000 per year, an increase from $25,000 per year, for a period of 15 years after reaching the age of 65, subject to the provisions of the Amended and Restated Plan. The revised Exhibit 1 to the Amended and Restated Plan and Plan are filed as Exhibit 99.l48 to this report and are incorporated herein by reference. The individual benefits payable under the Amended and Restated Plan to all other participating executives remain the same as indicated on the version of Exhibit 1 to the Amended and Restated Plan filed with the Commission on January 4, 2008.


Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

         99.148 Exhibit 1 to the North Valley Bancorp Salary Continuation Plan and Plan (Amended and Restated Effective January 1, 2007)



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


Dated:   January 28, 2008              By: /s/ Leo J. Graham
                                           -------------------------------------
                                           Leo J. Graham
                                           General Counsel / Corporate Secretary




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